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                                                                    Exhibit 10.7

                            STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT (this "AGREEMENT"), dated as of July 27, 1999, among American Lawyer Media, Inc., a Delaware corporation ("SELLER"), Law.Com Acquisition Corp., a Delaware corporation ("BUYER"), and Professional On Line, Inc., a Delaware corporation (the "COMPANY").

                                    RECITALS

     A. Seller owns all the common stock, par value $.01 per share (the "COMMON STOCK"), and all of the preferred stock, par value $.01 per share (the "PREFERRED STOCK", and together with the Common Stock, the "CAPITAL STOCK"), of the Company, which shares constitute as of the date hereof, all of the issued and outstanding Capital Stock of the Company.

     B. Buyer wishes to purchase from Seller, and Seller wishes to sell to Buyer, the Common Stock, upon the terms and subject to the conditions set forth herein.

                Accordingly, the parties hereto agree as follows:

     1. PURCHASE OF THE COMMON STOCK. As of the date hereof, Buyer will purchase from Seller, and Seller will sell, assign, transfer and deliver to Buyer, 600 shares of the Common Stock, in consideration of the payment from Buyer to Seller of the amount of $1,000,000 in cash.

     2. REPRESENTATIONS AND WARRANTIES OF SELLER AND THE COMPANY. Each of Seller and the Company represents and warrants to Buyer as of the date hereof as follows:

          (a) CORPORATE EXISTENCE AND POWER. Each of Seller and the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each of Seller and the Company has all corporate power and all governmental licenses, authorizations, Permits, consents and approvals required to carry on their respective businesses as now conducted.

          (b) CORPORATE AUTHORIZATION; ENFORCEABILITY. The execution, delivery and performance by each of Seller and the Company of this Agreement are within their respective corporate powers and have been, duly authorized by all necessary corporate action on the part of each of Seller and the Company. This Agreement has been duly executed and delivered by each of Seller and the Company and constitutes the valid and binding agreement of each of Seller and the Company, enforceable against each of Seller and the Company in accordance with their respective terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting the enforcement of creditors' rights generally and by general equitable principles.


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          (c)  GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by each of Seller and the Company of this Agreement require no consent, approval, Order, authorization or action by or in respect of, or filing with, any Governmental Authority.

          (d) NON-CONTRAVENTION; CONSENTS. Except as disclosed on SCHEDULE 2(D) attached hereto, the execution, delivery and performance by each of Seller and the Company of this Agreement and the consummation of the transactions contemplated hereby do not (i) violate the certificate of incorporation or bylaws of Seller or the Company, (ii) violate any applicable Law or Order, (iii) require any filing with or Permit, consent or approval of, or the giving of any notice to, any Person (including filings, consents or approvals required under any Permits of Seller or the Company or any licenses to which the Company is a party), (iv) result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company or to a loss of any benefit to which the Company is entitled under, any Contract, agreement or other instrument binding upon the Company or any license, franchise, Permit or other similar authorization held by the Company, or (v) result in the creation or imposition of any Lien on any asset of the Company.

          (e) CAPITALIZATION. As of the date hereof, Seller owns 600 shares of the Common Stock and 100 shares of the Preferred Stock, which shares of the Common Stock and the Preferred Stock represent 100% of the authorized, issued and outstanding Capital Stock of the Company. The Common Stock to be acquired by Buyer will be duly authorized, validly issued, fully-paid, nonassessable and free and clear of any Liens.

     3. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to each of Seller and the Company as of the date hereof as follows:

          (a) CORPORATE EXISTENCE AND POWER. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Buyer has all corporate power and all governmental licenses, authorizations, Permits, consents and approvals required to carry on its business as now conducted.

          (b) CORPORATE AUTHORIZATION; ENFORCEABILITY. The execution, delivery and performance by Buyer of this Agreement are within Buyer's corporate powers and have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes the valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (c) GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by Buyer of this Agreement require no consent, approval, Order, authorization or action by or in respect of, or filing with, any Governmental Authority.


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          (d)  NON-CONTRAVENTION; CONSENTS. The execution, delivery and performance by Buyer of this Agreement, and the consummation of the transactions contemplated hereby do not (i) violate the certificate of incorporation or bylaws of Buyer or (ii) violate any applicable Law or Order.

     4.   DEFINITIONS. As used in this Agreement:

          (a) "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with the first Person. For the purposes of this definition, "CONTROL," when used with respect to any Person, means the possession, directly or indirectly, of the power to (i) vote 10% or more of the securities having ordinary voting power for the election of directors (or comparable positions) of such Person or (ii) direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

          (b) "CONTRACTS" means any contracts (whether written or oral), commitments, leases of personal property, purchase orders, contracts to purchase raw materials, contracts for services and supplies, contracts to supply or sell products and all of the other agreements (whether written or oral);

          (c) "GOVERNMENTAL AUTHORITY" means any domestic or foreign governmental or regulatory authority;

          (d) "LAW" means any federal, state or local statute, law, rule, regulation, ordinance, code, Permit, license, policy or rule of common law;

          (e) "LIEN" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For the purposes of this Agreement, a Person will be deemed to own, subject to a Lien, any property or asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset;

          (f) "ORDER" means any judgment, injunction, judicial or administrative order or decree;

          (g) "PERMIT" means any government or regulatory license, authorization, permit, franchise, consent or approval; and

          (h) "PERSON" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.


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     5.   MISCELLANEOUS.

          (a) COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.

          (b) AMENDMENTS AND WAIVERS. (i) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

          (ii) No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by Law.

          (c) SUCCESSORS AND ASSIGNS. The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED that no party may assign, delegate or otherwise transfer (including by operation of Law) any of its rights or obligations under this Agreement without the consent of each other party hereto. Notwithstanding the foregoing, the Buyer may assign its rights and delegate its obligations under the Agreement to an Affiliate of Buyer without the consent of any other party hereto. Any assignment in violation of this subsection will be void AB INITIO.

          (d) NO THIRD PARTY BENEFICIARIES. This Agreement is for the sole benefit of the parties hereto and their permitted successors and assigns and nothing herein expressed or implied will give or be construed to give to any Person, other than the parties hereto and such permitted successors and assigns any legal or equitable rights hereunder.

          (e) GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the internal substantive law of the State of New York.

          (f) JURISDICTION. Except as otherwise expressly provided in this Agreement, any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any court of competent jurisdiction in the Borough of Manhattan, New York and the United States District Court for the Southern District of New York (assuming that such court otherwise has jurisdiction) and each of the parties hereby consents to the non-exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action


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or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

          (g) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          (h) HEADINGS. The headings in this Agreement are for convenience of reference only and will not control or affect the meaning or construction of any provisions hereof.

          (i) ENTIRE AGREEMENT. This Agreement (including the Schedules) constitute the entire agreement among the parties with respect to the subject matter of this Agreement. This Agreement (including the Schedules hereto) supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof of this Agreement.

          (j) SEVERABILITY. If any provision of this Agreement or the application of any such provision to any Person or circumstance is held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the remainder of the provisions of this Agreement (or the application of such provision in other jurisdictions or to Persons or circumstances other than those to which it was held invalid, illegal or unenforceable) will in no way be affected, impaired or invalidated, and to the extent permitted by applicable Law, any such provision will be restricted in applicability or reformed to the minimum extent required for such provision to be enforceable. This provision will be interpreted and enforced to give effect to the original written intent of the parties prior to the determination of such invalidity or unenforceability.

              [THE REMAINDER OF THE PAGE LEFT INTENTIONALLY BLANK.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered effective as of the date first above written.

                                      AMERICAN LAWYER MEDIA, INC.

                                      By:
                                         ---------------------------------------
                                         Stephen C. Jacobs
                                         Vice President

                                      LAW.COM ACQUISTION CORP.

                                      By:
                                         ---------------------------------------
                                         Anup Bagaria
                                         Vice President

                                      PROFESSIONAL ON LINE, INC.

                                      By:
                                         ---------------------------------------
                                         Stephen C. Jacobs
                                         Vice President